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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                        Date of Report:  April 22, 1996


                               APACHE CORPORATION
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-4300                                         41-0747868
(Commission File Number)                   (I.R.S. Employer Identification No.)

                        One Post Oak Central, Suite 100
                            2000 Post Oak Boulevard
                           Houston, Texas  77056-4400
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (713) 296-6000


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ITEM 5.  OTHER EVENTS.

        Exhibits are filed herewith in connection with the proposed offering from time to time of up to $180,000,000 of senior debt securities (the "Notes") by Apache Corporation (the "Registrant") to be issued pursuant to an Indenture dated February 15, 1996, between the Registrant and Chemical Bank, as trustee. The Notes are described in the Registrant's Registration Statement on Form S-3 (File No. 33-63923) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") and declared effective December 13, 1995, and in the Registrant's registration statement on Form S-3 related thereto (File No. 333-02639) (the "Rule 462 Registration Statement") filed with the Commission on April 19, 1996, which was effective on filing with the Commission pursuant to Rule 462(b) promulgated by the Commission pursuant to the Securities Act of 1933, as amended. The Registration Statement covers $250,000,000 of the Registrant's senior debt securities, including $150,000,000 of the Notes, and the Rule 462 Registration Statement covers $30,000,000 of the Notes. Reference is made to the Registration Statement and the Rule 462 Registration Statement concerning the terms of the Notes registered pursuant thereto and the offering thereof.

        Pursuant to a terms agreement dated April 19, 1996 and an underwriting agreement basic terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and between the Registrant and Goldman, Sachs & Co., First Chicago Capital Markets, Inc., Lehman Brothers Inc., and J.P. Morgan Securities Inc. (the "Underwriters"), the Registrant has agreed, subject to certain conditions, to sell to the Underwriters, for offering to the public, $180,000,000 principal amount of the Notes.

        The exhibits to this Form 8-K consist of the Underwriting Agreement, the form of Note, a legality opinion (and consent of Registrant's counsel) relating to the Notes, and the Sixth Amendment to the Third Amended and Restated Credit Agreement, dated April 18, 1996, among the Registrant, the lenders named therein, and The First National Bank of Chicago, as Administrative Agent and Arranger, and Chemical Bank, as Co-Agent and Arranger, relating to the Notes.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.


        Exhibits

        1.1 Underwriting Agreement, dated April 19, 1996, between the Underwriters and the Registrant.

        4.1              Form of 7.95% Notes due 2026.

        5.1 Opinion, dated April 19, 1996, of Z. S. Kobiashvili, Vice President and General Counsel of the Registrant, as to the legality of the Notes.

       23.1              Consent of Z. S. Kobiashvili (included in Exhibit 5.1).



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        99.1             Sixth Amendment to the Third Amended and Restated
                         Credit Agreement, dated April 18, 1996, among the Registrant, the lenders named therein, and The First National Bank of Chicago, as Administrative Agent and Arranger, and Chemical Bank, as Co-Agent and Arranger.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 1996

                                                    APACHE CORPORATION
                                                       (Registrant)


                                    By:    /s/ Z. S. KOBIASHVILI
                                       -----------------------------------------
                                    Name:  Z. S. Kobiashvili
                                    Title: Vice President and General Counsel





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                                 EXHIBIT INDEX


Exhibits

 1.1 Underwriting Agreement, dated April 19, 1996, between the Underwriters and the Registrant.

 4.1          Form of 7.95% Notes due 2026.

 5.1 Opinion, dated April 19, 1996, of Z. S. Kobiashvili, Vice President and General Counsel of the Registrant, as to the legality of the Notes.

23.1          Consent of Z.S. Kobiashvili (included in Exhibit 5.1).

99.1 Sixth Amendment to the Third Amended and Restated Credit Agreement, dated April 18, 1996, among the Registrant, the lenders named therein, and The First National Bank of Chicago, as Administrative Agent and Arranger, and Chemical Bank, as Co-Agent and Arranger.





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